American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Sustainable Equity Fund
Supplement dated September 27, 2024 ■ Summary Prospectus and Prospectus dated March 1, 2024

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective December 10, 2024, Sustainable Equity Fund will be renamed Large Cap Equity Fund. As of that date, all references to Sustainable Equity Fund will be replaced with Large Cap Equity Fund.

In connection with the name change, effective December 10, 2024, the fund’s 80% investment policy will no longer require the fund to invest at least 80% of its assets in sustainable equity securities. Instead, under normal market conditions, the fund will invest at least 80% of its assets in equity securities of large capitalization companies. For purposes of this 80% test, the fund generally defines large capitalization companies as those that are in the capitalization range of the S&P 500® Index. Otherwise, the description of the fund’s principal investment strategies in the summary prospectus and prospectus remains unchanged.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98582 2409